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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 1, 2006

                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

                  0-556                                68-0365195
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        (Commission File Number)            (IRS Employer Identification No.)

 200 Vernon Street, Roseville, California                 95678
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 (Address of Principal Executive Offices)              (Zip Code)

                                 (916) 772-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1    REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     (a)(1) SureWest Communications ("Company") and CoBank, ACB ("CoBank") entered into a Credit Agreement dated as of May 1, 2006 ("Credit Agreement") with the Company as "Borrower" and CoBank as "Lender". A copy of the Credit Agreement is filed with this report as Exhibit 99.1, and the Company's Press Release dated May 2, 2006 is filed with this report as Exhibit 99.2.

     (a)(2) A brief description of the terms and conditions of the Credit Agreement that are material to the Company are set forth in the document entitled "Summary of Terms of Credit Agreement," which is filed with this report as Exhibit 99.3 and incorporated by reference.

SECTION 2    FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     On May 1, 2006, the Company borrowed $40,000,000 pursuant to the Credit Agreement under the Term Loan facility, selecting a one-month LIBOR advance at a rate of 6.0625% per annum. In excess of $33,000,000 of the proceeds was used to retire short term indebtedness to Bank of America, N.A., borrowed under a revolving credit facility scheduled to expire June 30, 2006.

SECTION 9    FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

     (d)   Exhibits

     Exhibit 99.1 Credit Agreement dated as of May 1, 2006, between SureWest Communications and CoBank, ACB.

     Exhibit 99.2   Press Release dated May 2, 2006.

     Exhibit 99.3   Summary of Terms of Credit Agreement.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SUREWEST COMMUNICATIONS

Date: May 2, 2006                                 By:  /s/ Philip A. Grybas
                                                       -------------------------
                                                       Senior Vice President and
                                                       Chief Financial Officer